--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

February 3, 1998

To Our Shareholders:

     We are pleased to submit to you our annual report for Cohen & Steers Realty Shares, Inc. for the year ended December 31, 1997. The net asset value per share on that date was $50.18. In addition, a distribution of $2.77 per share (including a regular $0.47 per share distribution plus a capital gains distribution of $2.30 per share) was declared for shareholders of record on December 22, 1997 and paid on December 23, 1997.

1997 REVIEW

     The year 1997 proved to be very rewarding for nearly every participant in the real estate securities industry. REIT share prices once again exhibited stability amid turbulent financial market conditions, demonstrating their low correlation to other asset classes. Yet, they still provided investment returns which were well above their historic norm. For the quarter and the year ended December 31, 1997, the Fund's total return based on income, realized capital gains and change in net asset value was 2.5% and 21.2%, respectively.

     During the year, Wall Street underwrote nearly $30 billion of REIT securities, more than double the previous record amount raised in 1993. Due to the combination of equity issuance and price appreciation, the market capitalization of equity REITs grew by over 60% to $145 billion. The mutual fund industry enjoyed record inflows into real estate funds, which are now one of the most popular new asset classes.

     REITs acquired an unprecedented $50 billion in property in 1997, becoming the single most important source of capital for the real estate industry. They grew in number for the first time since 1994, the result of IPO activity which included some of the financial market's largest initial offerings of the year. REITs also participated in a record amount of merger and acquisition activity, including some of the largest, most visible and controversial of 1997. Whereas several years ago no REIT had a stock market capitalization of more than $1 billion, by year end there were 50.

     REITs enjoyed solid earnings growth, averaging approximately 11% per share, with dividends increasing at a slower, but still respectable, 6% pace. For the second year in a row the best performing sectors of the REIT industry were owners of hotel and office properties, both of which benefited from supply shortages resulting from the continued strength of the U.S. economy. It is in these two sectors that some of the year's biggest and highest profile property and corporate transactions occurred.

     We believe that there were essentially two developments in 1997 that were responsible for this record-setting activity, and which have permanently reshaped the industry: extraordinary financial market conditions, particularly related to interest rates, and the emergence of new management strategies by the leading companies.

     We have never been proponents of the notion, and are not now, that REITs are interest-sensitive securities. Statistics and our own observations have proven that there is, in fact, a very low correlation between REIT returns and interest rates. However, in 1997 we believe that the low interest rate environment influenced the REIT industry in a number of important ways. Because the industry is so highly capital intensive, lower interest rates reduced the cost of capital to a level which made property acquisitions extremely advantageous for those companies that could efficiently access the debt markets. These acquisitions produced higher rates of earnings growth which, in turn, improved returns on equity and positively impacted share prices. The ability of these REITs to sell additional equity

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                       COHEN & STEERS REALTY SHARES, INC.
allowed them to expand their borrowing capacity and grow even further. While at some point this virtuous cycle must come to an end, we believe that as long as the interest rate environment remains benign and the availability of acquisitions remains plentiful, REITs should continue to enjoy unprecedented growth through this means.

     The superior current returns available throughout the spectrum of REIT securities, from common stocks to debt instruments, have attracted a much expanded investor constituency. In addition, the greater market capitalization and size of individual issues has made REITs an important target of capital providers from the very smallest to the very largest investors. Importantly, the terms of debt financing, often with maturities greater than 10 years and at fixed rates, closely match the investment horizon of the acquired assets. In the case of some instruments such as perpetual preferred stocks, this debt-like security has no maturity and thereby represents the closest thing to permanent financing the real estate industry can attain. Further, the requirement that companies maintain strong financial ratios to maintain favorable credit ratings imposes fiscal discipline unlike anything the industry has ever known. This situation, which has not existed in nearly 30 years, has served to strengthen equity values across the entire industry.

     The result of these developments in the financial market environment is that the REIT industry has achieved critical mass much sooner than expected. Having achieved this milestone, the industry's access to capital continues to widen, thereby ensuring the stature of REITs as the dominant participants in the real estate industry for a long time to come.

     The second major development of 1997 was the emergence of new operating strategies that heretofore were never contemplated by participants in the REIT industry. Historically, REITs operated primarily as passive owners of property, often confined by the tax rules that governed the industry, but more often confined by conservative management styles and narrow vision. This began to change in the early 1990s when some older REITs took advantage of extraordinary property acquisition opportunities and newer REITs came public with more entrepreneurial management teams. With ready access to both capital and investment opportunities, REITs have begun to aggressively pursue a vastly wider range of assets and businesses. For example, the handful of so-called 'paired-share' REITs (two companies whose shares trade together, one a REIT which owns property, the other a tax-paying company which can actively operate businesses) have led the way towards revolutionizing the entire structure and leadership of the hotel industry.

     Other REITs, however, have established subsidiary companies or related entities to allow management to operate businesses outside of the mainstream of the sponsoring company. In some cases, the operation of these businesses is not permissible under REIT regulations and must be conducted in a taxable corporation. In other cases, some REITs have begun to separate or spin off assets or business lines which possess various different risk/return characteristics or represent property types that are best suited to be held in a distinctly different entity or structure.

     There are several investment implications of this emerging trend. REITs can no longer be viewed as passive holders of property or mere financial partners. More than ever, they now are in firm control of their assets and their destinies. Further, the range of business opportunities available to REITs is vastly greater, and limited only by the imagination of management. This new opportunity set is enabling REITs to attract a very high caliber of executives at every level of responsibility. Moreover, the pursuit of these opportunities is boosting both the current and prospective growth rates of these companies. Perhaps most importantly, this is being reflected in an expansion

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                                       2



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                       COHEN & STEERS REALTY SHARES, INC.
of share prices and P/E multiples which are providing shareholders with considerable returns evidenced by investment results in 1997.

INVESTMENT OUTLOOK

     We expect the investment environment in 1998 to continue to be quite favorable for certain sectors of the real estate and REIT market. We believe that further growth of the U.S. economy, albeit at a slower rate than in 1997, will sustain the positive trends in real estate fundamentals. We expect that inflation and interest rates will remain tame, perhaps even declining from year-end levels. This would sustain the highly accommodative financial market conditions that REITs benefited from last year. It is our expectation that, barring any unusual developments, REIT earnings will grow at an even faster rate than last year due to healthy internal growth as well as the high level of acquisition and refinancing activity in 1997 that will contribute to financial results in 1998. A consensus of Wall Street analysts is currently forecasting average earnings per share growth in the 13-15% range for the industry in 1998. Dividend growth, in our opinion, will also exceed last year's pace due to an industry-wide bottoming of pay-out ratios. In short, we see no reason why REITs should not post mid-teen returns in the coming year, in line with their long-term track record.

     We believe that the major risk in our (and the consensus) outlook is that a severe economic slowdown may occur which causes unpredictable dislocations and financial market turmoil. Whether this happens or not, an environment of slowing economic growth could precipitate some changes in leadership among the REIT sectors. The hotel sector, which is the most economically sensitive, could suffer the most. Similarly, some segments of the retail sector might suffer. We are concerned that despite the strong economy of the past several years the retail sector has experienced only average profit growth; in a slowing economy we would expect a diminishing profit growth picture.

     The three themes that we believe will produce the best results this year are: 1) Companies with the most entrepreneurial and opportunistic management, 2) Property types with long lease terms, and 3) Securities with above-average, yet safe, current yields.

     Due to the same factors that contributed to their success in 1997, the leading entrepreneurial management teams are likely to find even greater opportunities in 1998. We expect further significant portfolio acquisitions and large scale purchases of businesses on terms that will ensure a higher rate of long-term growth. We also expect that 1998 will be a year in which REITs make significant acquisitions from non-real estate companies that view a sale of properties such as office, warehouse and distribution facilities to be an efficient source of capital. Ironically, the elevated level of stock prices and P/E ratios in general signify investor expectations of high returns on equity and increased earnings growth. As a result, many companies may find that their financial resources are better devoted to high return operational aspects of their business rather than capital intensive facilities. Consequently, we expect that both new and existing REITs will become an important source of capital to a host of American industries and companies.

     The long-term nature of real estate leases and the income generated in such transactions will be viewed very favorably by investors, in our opinion. In a slowing economy, longer-term leases provide greater stability than leases that can be canceled or are up for regular renewal. It is for this reason that we continue to view the office sector very favorably. In addition to the long-term nature of office leases, there continues to be greater absorption of space than construction of new supply, and there is still room for rental rates to increase in most major

--------------------------------------------------------------------------------
                                       3



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
--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
markets. We believe that even if the prominent office building owners slowed their pace of property acquisitions, they would still enjoy healthy earnings growth for the next several years.

     Finally, we believe that what some have described as a 'shortage of yield' will favor REITs in 1998. With government deficits nearly absent and the unprecedented high level of liquidity in corporate America, investors have begun looking for investments that can provide current returns that are higher than the risk-free rate. As was the case in 1997, REITs remain among the highest yielding common stocks, and other securities issued by REITs offer yields that are superior to comparable securities issued by non-real estate companies.

     In our view, the greatest accomplishment of REITs in the last several years as well as the past 20 years is that they have produced consistently outstanding returns while providing significant portfolio diversification. When one examines the investment track records of most other asset classes that have been perceived to be strong diversifiers, such as precious metals, commodities, foreign stocks (and direct real estate, for that matter), they have largely failed to deliver any significant investment benefits other than for some very brief periods. We therefore believe that because of their investment characteristics, combined with the current cyclical and financial market conditions, REITs can once again provide satisfactory investment results in 1998.

Sincerely,

                    /s/ MARTIN COHEN                     /s/ ROBERT H. STEERS
                        MARTIN COHEN                         ROBERT H. STEERS
                        President                            Chairman

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                                       4



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
--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

PERFORMANCE REVIEW

     The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

     The Fund's investment performance in 1997 exceeded its real estate securities benchmarks. Real estate securities (and the Fund) provided satisfactory returns in 1997, in the adviser's view, due to the strong growth of the economy, and the ongoing nationwide real estate recovery. In comparison to real estate securities benchmarks, the Fund's outperformance is attributable to its heavier than average weighting in office building owners.

     The performance of the Fund's cumulative return since its inception in 1991 has comfortably exceeded that of its benchmarks and the stock market in general.


      ----------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                FOR PERIODS ENDED DEC. 31, 1997
      ----------------------------------------------------------
                                 1 YEAR  SINCE INCEPTION 7/2/91
      ----------------------------------------------------------
                Fund             21.16%         19.06%
      ----------------------------------------------------------
                NAREIT All       18.86%         16.97%
      ----------------------------------------------------------
                Wilshire         19.80%         13.84%
      ----------------------------------------------------------
                S&P 500          33.36%         18.97%
      ----------------------------------------------------------

                                 [GRAPH]


                                      NAREIT
            COHEN & STEERS           ALL REIT          WILSHIRE REAL ESTATE
           REALTY SHARES, INC.        INDEX              SECURITIES INDEX           S&P 500
           -------------------       -------           --------------------        ----------
7/2/91     10,000.0                 10,000.0              10,000.0                  10,000.0
9/30/91    10,112.0                 10,396.0               9,725.0                  10,535.0
12/31/91   10,792.0                 10,823.0               9,906.0                  11,418.0
3/31/92    10,962.0                 10,930.0              10,121.0                  11,129.0
6/30/92    11,226.0                 11,170.0               9,692.0                  11,340.0
9/30/92    12,111.0                 11,723.0               9,988.0                  11,698.0
12/31/92   12,959.0                 12,142.0              10,680.0                  12,287.0
3/31/93    15,615.0                 14,462.0              12,779.0                  12,824.0
6/30/93    15,014.0                 14,056.0              12,176.0                  12,887.0
9/30/93    16,523.0                 15,304.0              13,258.0                  13,219.0
12/31/93   15,389.0                 14,394.0              12,308.0                  13,526.0
3/31/94    16,314.0                 14,723.0              12,585.0                  13,014.0
6/30/94    16,517.0                 14,935.0              12,735.0                  13,068.0
9/30/94    16,219.0                 14,675.0              12,542.0                  13,707.0
12/31/94   16,669.0                 14,515.0              12,511.0                  13,704.0
3/31/95    16,268.0                 14,677.0              12,558.0                  15,038.0
6/30/95    16,996.0                 15,645.0              13,105.0                  16,474.0
9/30/95    17,910.0                 16,421.0              13,726.0                  17,784.0
12/31/95   18,523.0                 17,173.0              14,219.0                  18,854.0
3/31/96    18,853.0                 17,611.0              14,819.0                  19,866.0
6/30/96    19,982.0                 18,398.0              15,521.0                  20,758.0
9/30/96    21,435.0                 19,647.0              16,439.0                  21,400.0
12/30/96   25,651.0                 23,314.0              19,462.0                  23,185.0
3/31/97    26,254.0                 23,374.0              19,820.0                  23,806.0
6/30/97    27,369.0                 24,704.0              20,732.0                  27,963.0
9/30/97    30,334.0                 27,422.0              23,350.0                  30,057.0
12/30/97   31,077.0                 28,793.0              23,315.0                  30,920.0













Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 210 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 123 companies operating in the real estate industry and includes REITs. This Index does not include REITs with investments in health care facilities. The Fund invests in REITs with investments in health care facilities. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                                               NUMBER             VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                             ----------       --------------
EQUITIES                                                       97.52%
      APARTMENT/RESIDENTIAL                                   13.91%
            'D'Apartment Investment & Management Co. -- Class A........      2,218,000        $   81,511,500
            'D'Avalon Properties.......................................      2,722,800            84,236,625
            Bay Apartment Communities..................................        784,300            30,587,700
            BRE Properties -- Class A..................................        467,100            13,137,187
            'D'Charles E. Smith Residential Realty.....................        915,900            32,514,450
            Colonial Properties Trust..................................        958,200            28,865,775
            'D'Essex Property Trust....................................      1,335,700            46,749,500
            'D'Irvine Apartment Communities............................      1,206,800            38,391,325
            Post Properties............................................      1,313,200            53,348,750
            Security Capital Pacific Trust.............................      1,286,500            31,197,625
            'D'Sun Communities.........................................      1,030,100            37,019,219
                                                                                              --------------
                                                                                                 477,559,656
                                                                                              --------------
      DIVERSIFIED                                              12.90%
            *Catellus Development Corp. ...............................      3,600,500            72,010,000
            *Crescent Operating........................................        382,700             9,376,150
            LNR Property Corp..........................................      1,471,900            34,773,638
            Newhall Land & Farming Company.............................      1,889,700            56,691,000
            *'D'Security Capital Group -- Class B......................      1,157,300            37,612,250
            *Security Capital Group -- Class B Warrants (expire
               9/18/98)................................................        181,261               951,620
            *Security Capital U.S. Realty..............................      2,168,500            30,792,700
            'D'Vornado Realty Trust....................................      4,273,400           200,582,712
                                                                                              --------------
                                                                                                 442,790,070
                                                                                              --------------
      HEALTH CARE                                              5.29%
            Healthcare Realty Trust....................................        490,400            14,190,950
            Meditrust Corp.............................................      2,742,100           100,429,413
            *'D'Sunrise Assisted Living................................      1,553,500            66,994,687
                                                                                              --------------
                                                                                                 181,615,050
                                                                                              --------------
      HOTEL                                                    5.44%
            *Bristol Hotel Co..........................................      1,578,100            45,863,531
            *ITT Corp..................................................        291,600            24,166,350
            Starwood Hotels & Resorts Trust............................      2,012,500           116,473,438
                                                                                              --------------
                                                                                                 186,503,319
                                                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                               NUMBER             VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                             ----------       --------------
      INDUSTRIAL                                                8.08%
            #AMB Property Corp.........................................        388,366        $    8,977,080
            'D'CenterPoint Properties Corp.............................      1,621,500            56,955,188
            EastGroup Properties.......................................        707,100            15,291,037
            'D'First Industrial Realty Trust...........................      2,006,500            72,484,813
            Meridian Industrial Trust..................................      1,006,000            25,653,000
            Security Capital Industrial Trust..........................      3,944,600            98,121,925
                                                                                              --------------
                                                                                                 277,483,043
                                                                                              --------------
      OFFICE                                                   19.68%
            'D'Arden Realty Group......................................      3,125,900            96,121,425
            'D'Brandywine Realty Trust.................................      1,368,700            34,388,588
            CarrAmerica Realty Corp....................................        647,200            20,508,150
            Cousins Properties.........................................      1,564,500            45,859,406
            Crescent Real Estate Equities..............................      2,989,300           117,703,687
            Equity Office Properties Trust.............................      3,191,100           100,719,103
            'D'Highwoods Properties....................................      2,483,300            92,347,719
            'D'Mack-Cali Realty Corp...................................      3,540,400           145,156,400
            'D'SL Green Realty Corp....................................        882,000            22,876,875
                                                                                              --------------
                                                                                                 675,681,353
                                                                                              --------------
      OFFICE/INDUSTRIAL                                         8.01%
            'D'Prime Group Realty Trust................................        962,400            19,488,600
            'D'Reckson Associates Realty Corp..........................      3,485,300            88,439,488
            'D'Spieker Properties......................................      2,859,300           122,592,487
            'D'TriNet Corporate Realty Trust...........................      1,149,500            44,471,281
                                                                                              --------------
                                                                                                 274,991,856
                                                                                              --------------
      SELF STORAGE                                             3.85%
            Public Storage.............................................      4,500,900           132,213,937
                                                                                              --------------

      SHOPPING CENTER                                        20.36%
         COMMUNITY CENTER                                    5.28%
            'D'Developers Diversified Realty Corp......................      2,149,500            82,218,375
            'D'Kimco Realty Corp.......................................      2,093,400            73,792,350
            Regency Realty Corp........................................        908,500            25,154,094
                                                                                              --------------
                                                                                                 181,164,819
                                                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                               NUMBER             VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                             ----------       --------------
         FACTORY OUTLET CENTER                                0.80%
            Chelsea GCA Realty.........................................        719,900        $   27,491,181
                                                                                              --------------
         REGIONAL MALL                                       14.28%
            CBL & Associates Properties................................        917,000            22,638,438
            'D'General Growth Properties...............................      2,954,300           106,724,088
            'D'JP Realty...............................................      1,053,000            27,312,187
            'D'Macerich Co.............................................      1,878,800            53,545,800
            'D'Rouse Co................................................      5,291,800           173,306,450
            Simon DeBartolo Group......................................      1,914,900            62,593,294
            The Mills Corp.............................................        582,200            14,263,900
            Urban Shopping Centers.....................................        858,700            29,947,162
                                                                                              --------------
                                                                                                 490,331,319
                                                                                              --------------
            TOTAL SHOPPING CENTER......................................                          698,987,319
                                                                                              --------------
                  TOTAL EQUITIES (Identified cost -- $2,636,904,551)...                        3,347,825,603
                                                                                              --------------

                                                                            PRINCIPAL
                                                                              AMOUNT
                                                                           ------------
COMMERCIAL PAPER                                              2.47%
            Acquisition Holdings, 6.10%, 1/2/98.....................       $  4,609,000            4,608,219
            American Home Products, 6.10%, 1/2/98...................         19,940,000           19,936,621
            Leggett & Platt, 6.10%, 1/2/98..........................         60,300,000           60,289,783
                                                                                              --------------
            TOTAL COMMERCIAL PAPER (Identified Cost --
               $84,834,623).................................                                      84,834,623
                                                                                              --------------
TOTAL INVESTMENTS (Identified cost -- $2,721,739,174).......   99.99%                          3,432,660,226
OTHER ASSETS IN EXCESS OF LIABILITIES.......................    0.01%                                334,596
                                                              ------                          --------------
NET ASSETS (Equivalent to $50.18 per share based on
   68,415,020 shares of capital stock outstanding)..........  100.00%                         $3,432,994,822
                                                              ------                          --------------
                                                              ------                          --------------

------------

* Non-income producing security.

'D' The Fund owns 5% or more of this company's outstanding voting securities
    (Note 5).

# As of December 31, 1997, security is restricted and is subject to registration with the Securities and Exchange Commission.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS:
      Investments in securities, at value (Identified cost -- $2,721,739,174) (Notes 1 and 5)....  $3,432,660,226
      Cash.......................................................................................             351
      Receivable for fund shares sold............................................................      24,169,093
      Receivable for investment securities sold..................................................      14,226,059
      Dividends receivable.......................................................................      13,280,271
      Other assets...............................................................................          53,738
                                                                                                   --------------
            Total Assets.........................................................................   3,484,389,738
                                                                                                   --------------
LIABILITIES:
      Payable for investment securities purchased................................................      44,616,303
      Payable for fund shares redeemed...........................................................       2,956,111
      Payable to investment adviser..............................................................       2,316,632
      Payable to administrator...................................................................         744,920
      Other liabilities..........................................................................         760,950
                                                                                                   --------------
            Total Liabilities....................................................................      51,394,916
                                                                                                   --------------
NET ASSETS applicable to 68,415,020 shares of $0.001 par value common stock outstanding (Note 4).......................................................................  $3,432,994,822
                                                                                                   --------------
                                                                                                   --------------
NET ASSET VALUE PER SHARE:
      ($3,432,994,822[div]68,415,020 shares outstanding).........................................  $        50.18
                                                                                                   --------------
                                                                                                   --------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)............................................................  $2,684,592,331
      Undistributed net realized gain on investments sold........................................      37,481,439
      Net unrealized appreciation on investments.................................................     710,921,052
                                                                                                   --------------
                                                                                                   $3,432,994,822
                                                                                                   --------------
                                                                                                   --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
      Dividend income (includes $60,330,447 received from affiliated issuers)......................  $136,800,642
      Interest income..............................................................................     8,827,038
                                                                                                     ------------
            Total Income...........................................................................   145,627,680
                                                                                                     ------------
Expenses:
      Investment advisory fees (Note 2)............................................................    23,991,224
      Administration and transfer agent fees (Note 2)..............................................     3,731,170
      Custodian fees and expenses..................................................................       982,078
      Registration and filing fees.................................................................       560,383
      Reports to shareholders......................................................................       452,244
      Professional fees............................................................................       120,753
      Directors' fees and expenses (Note 2)........................................................        34,116
      Miscellaneous................................................................................       462,385
                                                                                                     ------------
            Total Expenses.........................................................................    30,334,353
      Reduction of expenses (Note 6)...............................................................      (344,488)
                                                                                                     ------------
            Net Expenses...........................................................................    29,989,865
                                                                                                     ------------
Net Investment Income..............................................................................   115,637,815
                                                                                                     ------------
Net Realized and Unrealized Gain on Investments:
      Net realized gain on investments (includes realized gains of $22,814,678 on
         sales of investments in affiliated issuers)...............................................   163,378,333
      Net change in unrealized appreciation on investments.........................................   291,842,960
                                                                                                     ------------
            Net realized and unrealized gain on investments........................................   455,221,293
                                                                                                     ------------
Net Increase in Net Assets Resulting from Operations...............................................  $570,859,108
                                                                                                     ------------
                                                                                                     ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE             FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1997   DECEMBER 31, 1996
                                                                     -----------------   -----------------
Change in Net Assets:
      From Operations:
            Net investment income..................................   $   115,637,815     $    60,374,863
            Net realized gain on investments.......................       163,378,333          31,989,185
            Net change in unrealized appreciation on investments...       291,842,960         370,632,346
                                                                     -----------------   -----------------
                  Net increase in net assets resulting from
                     operations....................................       570,859,108         462,996,394
                                                                     -----------------   -----------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income..................................      (116,292,923)        (57,513,352)
            Net realized gain on investments.......................      (149,113,688)        (23,648,701)
            Tax return of capital..................................         --                 (3,926,373)
                                                                     -----------------   -----------------
                  Total dividends and distributions to
                     shareholders..................................      (265,406,611)        (85,088,426)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions....     1,091,163,740         865,386,543
                                                                     -----------------   -----------------
                  Total increase in net assets.....................     1,396,616,237       1,243,294,511
      Net Assets:
            Beginning of year......................................     2,036,378,585         793,084,074
                                                                     -----------------   -----------------
            End of year............................................   $ 3,432,994,822     $ 2,036,378,585
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
           PER SHARE OPERATING PERFORMANCE                1997          1996         1995        1994        1993
------------------------------------------------------ ----------    ----------    --------    --------    --------
Net asset value, beginning of year.................... $    45.09    $    34.62    $  32.90    $  31.92    $  29.58
                                                       ----------    ----------    --------    --------    --------
Income from investment operations
     Net investment income............................       1.87          1.86        1.86        1.66        1.29
     Net realized and unrealized gains on
        investments...................................       7.40         11.04        1.69        0.98        4.24
                                                       ----------    ----------    --------    --------    --------
           Total from investment operations...........       9.27         12.90        3.55        2.64        5.53
                                                       ----------    ----------    --------    --------    --------
Less dividends and distributions to shareholders from:
     Net investment income............................      (1.88)        (1.76)      (1.33)      (1.09)      (1.27)
     Realized gains on investments....................      (2.30)        (0.55)         --          --       (1.64)
     In excess of net realized gains..................         --            --          --          --       (0.04)
     Tax return of capital............................         --         (0.12)      (0.50)      (0.57)      (0.24)
                                                       ----------    ----------    --------    --------    --------
           Total dividends and distributions to
              shareholders............................      (4.18)        (2.43)      (1.83)      (1.66)      (3.19)
                                                       ----------    ----------    --------    --------    --------
Net asset value, end of year.......................... $    50.18    $    45.09    $  34.62    $  32.90    $  31.92
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------
 ----------------------------------------------------------------------------------------------------------------
Total investment return...............................      21.16%        38.48%      11.13%       8.31%      18.76%
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------
 ----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
     Net assets, end of year (in millions)............ $3,432.995    $2,036.379    $793.084    $458.098    $163.478
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------
     Ratios of expenses to average daily net assets
        (before expense reduction)....................       1.06%         1.10%       1.16%       1.26%       1.35%
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------
     Ratios of expenses to average daily net assets
        (net of expense reduction)....................       1.05%         1.08%       1.12%       1.14%       1.18%
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------
     Ratio of net investment income to average daily
        net assets (net of expense reduction).........       4.04%         5.28%       6.05%       5.71%       4.57%
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------
     Ratio of net investment income to average daily
        net assets (before expense reduction).........       4.02%         5.27%       6.01%       5.59%       4.40%
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------
     Portfolio turnover rate..........................      40.44%        33.23%      22.68%      39.00%      65.28%
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------
     Average Commission Rate(a)....................... $   0.0626    $   0.0678      N/A         N/A         N/A
                                                       ----------    ----------    --------    --------    --------
                                                       ----------    ----------    --------    --------    --------

------------------------
(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investment in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1997, the Fund increased distributions in excess of net investment income by $655,108 and decreased undistributed net realized gain on investments sold by $655,108. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred $23,991,224 in advisory fees.

     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the year ended December 31, 1997, the Fund paid the Adviser $572,847 in fees under this administrative agreement.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $34,116 for the year ended December 31, 1997.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1997 totaled $2,081,573,316 and $1,090,765,920, respectively.

     At December 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.......................................................................  $2,689,299,565
                                                                                       --------------
Gross unrealized appreciation........................................................  $  747,501,672
Gross unrealized depreciation........................................................  $   (4,141,011)
                                                                                       --------------
Net unrealized appreciation..........................................................  $  743,360,661
                                                                                       --------------
                                                                                       --------------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                              FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                              DECEMBER 31, 1997              DECEMBER 31, 1996
                                         ----------------------------   ---------------------------
                                           SHARES          AMOUNT         SHARES         AMOUNT
                                         -----------   --------------   ----------   --------------
Sold...................................   42,163,082   $1,966,764,076   28,020,205   $1,072,865,893
Issued as reinvestment of dividends....    4,893,086      236,192,855    1,840,925       74,067,867
Redeemed...............................  (23,803,456)  (1,111,793,191)  (7,606,587)    (281,547,217)
                                         -----------   --------------   ----------   --------------
Net increase...........................   23,252,712   $1,091,163,740   22,254,543   $  865,386,543
                                         -----------   --------------   ----------   --------------
                                         -----------   --------------   ----------   --------------

NOTE 5. INVESTMENT IN AFFILIATES

     The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at December 31, 1997 totaled $1,937,834,382.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Affiliates, their investment income, and gain/(loss) from sales of affiliates are as follows (in thousands):

                                              BEGINNING    PURCHASE     SALE     ENDING    PURCHASE     SALES     GAIN/(LOSS)
                 EQUITIES                      SHARES       SHARES     SHARES    SHARES      COST       COST       ON SALES
-------------------------------------------   ---------    --------    ------    ------    --------    -------    -----------
Apartment Investment & Management Co. .....        --        2,218        --      2,218    $ 73,064    $    --      $    --
Arden Realty Group.........................        --        3,126        --      3,126      83,051         --           --
Avalon Properties..........................     1,904          819        --      2,723      22,493         --           --
Brandywine Realty Trust....................        --        1,369        --      1,369      28,222         --           --
CenterPoint Properties Corp................     1,140          502        20      1,622      15,793        468          160
Charles E. Smith Residential Realty........       516          400        --        916      11,351         --           --
Developers Diversified Realty Corp.........       938        1,258        46      2,150      47,336      1,415          392
Essex Property Trust.......................        --        1,336        --      1,336      39,069         --           --
First Industrial Realty Trust..............        --        2,007        --      2,007      67,017         --           --
General Growth Properties..................       540        2,414        --      2,954      77,476         --           --
Highwoods Properties.......................     3,131           67       715      2,483       2,333     17,240        6,842
Irvine Apartment Communities...............     1,014          268        75      1,207       6,898      1,509          723
JP Realty..................................       896          206        49      1,053       5,484        856          320
Kimco Realty Corp..........................     1,544          632        83      2,093      20,493      1,720        1,133
Macerich Co................................     1,747          182        50      1,879       4,880        963          368
Mack-Call Realty Corp......................        --        3,540        --      3,540      96,711         --           --
Prime Group Realty Trust...................        --          962        --        962      19,299         --           --
Reckson Associates Realty Corp.............       840        2,759       114      3,485      46,122      1,400        1,497
Rouse Co...................................     2,272        3,110        90      5,292      92,757      1,650        1,020
Security Capital Group - Class B...........        --        1,157        --      1,157      38,523         --           --
SL Green Realty Corp.......................        --          882        --        882      21,680         --           --
Spieker Properties.........................     2,290        1,023       454      2,859      35,554      9,960        7,693
Sunrise Assisted Living....................     1,268          286        --      1,554       7,888         --           --
Sun Communities............................       620          410        --      1,030      13,723         --           --
TriNet Corporate Realty Trust..............        --        1,150        --      1,150      38,663         --           --
Vornado Realty Trust.......................     1,277        3,093        97      4,273      54,991      1,892        2,667
                                                                                           --------    -------    -----------
                                                                                           $970,871    $39,073      $22,815
                                                                                           --------    -------    -----------
                                                                                           --------    -------    -----------

                                             DIVIDEND
                 EQUITIES                     INCOME
-------------------------------------------  --------
Apartment Investment & Management Co. .....  $    945
Arden Realty Group.........................     2,447
Avalon Properties..........................     4,019
Brandywine Realty Trust....................     1,156
CenterPoint Properties Corp................     2,522
Charles E. Smith Residential Realty........     1,662
Developers Diversified Realty Corp.........     4,276
Essex Property Trust.......................     1,783
First Industrial Realty Trust..............     1,063
General Growth Properties..................     5,041
Highwoods Properties.......................     5,658
Irvine Apartment Communities...............     1,646
JP Realty..................................     1,912
Kimco Realty Corp..........................     3,260
Macerich Co................................     3,397
Mack-Call Realty Corp......................     1,668
Prime Group Realty Trust...................       160
Reckson Associates Realty Corp.............     3,363
Rouse Co...................................     4,366
Security Capital Group - Class B...........        --
SL Green Realty Corp.......................       433
Spieker Properties.........................        --
Sunrise Assisted Living....................        --
Sun Communities............................     1,511
TriNet Corporate Realty Trust..............     2,908
Vornado Realty Trust.......................     5,134
                                             --------
                                             $ 60,330
                                             --------
                                             --------

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $344,488 under this arrangement.

NOTE 7. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with Chase Manhattan Bank for $100,000,000. During the year ended December 31, 1997, the Fund did not have any loans outstanding. The loan, if used, will be collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Realty Shares, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Shares, Inc., as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York                                    COOPERS & LYBRAND L.L.P.
February 3, 1998

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

               VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

     The proposals described below were submitted to a vote of shareholders of Cohen & Steers Realty Shares, Inc. at a special meeting held on April 23, 1997 (the 'Meeting'):

     Proposal No. 1 -- To elect six Directors of the Fund, each to hold office an indefinite period and until his successor is duly elected and qualified:

     At the Meeting, the shareholders approved Proposal No. 1 as follows:

                                                         AFFIRMATIVE   AGAINST   ABSTAIN
                                                         -----------   -------   -------
Election of Mr. Greg C. Clark..........................  27,773,860      --      434,426
Election of Mr. Martin Cohen...........................  27,824,554      --      383,732
Election of Mr. George Grossman........................  27,531,663      --      676,623
Election of Mr. Jeffrey H. Lynford.....................  27,544,017      --      664,269
Election of Mr. Willard H. Smith Jr....................  27,772,662      --      435,624
Election of Mr. Robert H. Steers.......................  27,827,334      --      380,952

     Proposal No. 2 -- To eliminate the fundamental investment restriction prohibiting the Fund from purchasing more than 10% of the voting securities of any issuer:

     At the Meeting, the shareholders approved Proposal No. 2 as follows:

                                                                             AFFIRMATIVE    AGAINST     ABSTAIN
                                                                             -----------   ---------   ---------
                                                                             23,874,861    2,758,099   1,575,326

     Proposal No. 3 -- To amend the Fund's fundamental investment restrictions to permit the Fund to invest up to 15% of its net assets in illiquid securities:

     At the Meeting, the shareholders approved Proposal No. 3 as follows:

                                                                             AFFIRMATIVE    AGAINST     ABSTAIN
                                                                             -----------   ---------   ---------
                                                                             22,891,072    3,714,109   1,603,105

     Proposal No. 4 -- To amend the Fund's fundamental investment restrictions to permit the Fund to invest in financial futures contracts, options thereon and similar instruments:

     At the Meeting, the shareholders approved Proposal No. 4 as follows:

                                                                             AFFIRMATIVE    AGAINST     ABSTAIN
                                                                             -----------   ---------   ---------
                                                                             21,702,524    4,784,969   1,720,793

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
 Martin Cohen                                              757 Third Avenue
 Director and President                                    New York, NY 10017
 Gregory C. Clark                                          (212) 832-3232
 Director                                                  FUND ADMINISTRATOR AND TRANSFER AGENT
 George Grossman                                           Chase Global Funds Services Co.
 Director                                                  73 Tremont Street
 Jeffrey H. Lynford                                        Boston, MA 02108
 Director                                                  (800) 437-9912
 Willard H. Smith, Jr.                                     CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
 Elizabeth O. Reagan                                       3 Chase MetroTech Center
 Vice President                                            Brooklyn, NY 11245
 Adam Derechin                                             LEGAL COUNSEL
 Vice President and                                        Dechert Price & Rhoads
 Assistant Treasurer                                       30 Rockefeller Plaza
                                                           New York, NY 10112
                                                           NASDAQ Symbol: CSRSX
                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.
                                                           This report is authorized for delivery to other than
                                                           shareholders of Cohen & Steers Realty Shares, Inc. only
                                                           when accompanied or preceded by the delivery of a
                                                           currently effective prospectus setting forth details of
                                                           the Fund.

--------------------------------------------------------------------------------
                                       19

[Graphic of an open door in a field with buildings visible through door.]



COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


First Class Mail
 U.S. Postage
     PAID
  Boston, MA
Permit No. 56712


 COHEN & STEERS
REALTY SHARES


  ANNUAL REPORT
DECEMBER 31, 1997





                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as  ..........................  'D'
The division sign shall be expressed as ........................... [div]